Exhibit 99.1

1 Humacyte, Inc. Universally Implantable Regenerative Human Tissue

2 DISCLAIMER These slides and the accompanying oral presentation contain forward-looking statements. All statements, other than statements of historical fact, included in these slides and the accompanying oral presentation are forward-looking statements reflecting management’s current beliefs and expectations. In some cases, you can identify forward-looking statements by terminology such as “will,” “anticipate,” “expect,” “believe,” “intend” and “should” or the negative of these terms or other comparable terminology. Forward-looking statements in these slides and the accompanying oral presentation include, but are not limited to, statements about the initiation, timing, progress and results of our clinical trials; the anticipated characteristics and performance of our human acellular vessels (HAVs), our ability to successfully complete, clinical trials for our HAVs; the anticipated benefits of our HAVs relative to existing alternatives; our plans and ability to commercialize our HAVs and our ability to manufacture at commercial scale; the implementation of our business model, strategic plans for our business; the scope of protection we are able to establish and maintain for intellectual property rights covering our HAVs and related technology; estimates of our expenses, health economics, future revenues, capital requirements and our needs for additional financing; the timing or likelihood of regulatory filings and approvals; the outcome of our ongoing discussions with the FDA on whether trial size must be increased in our V005 clinical trial; timing, scope and rate of reimbursement for our HAVs; our estimated available market opportunity; our ability to maintain and establish collaborations; our financial performance; developments relating to our competitors and our industry; and statements regarding our markets, including the estimated size and anticipated growth in those markets. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form S-1 filed with the Securities and Exchange Commission on October 22, 2021 and subsequent annual reports, quarterly reports and other filings made with the Securities and Exchange Commission from time to time. Any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future.

3 LEADING REGENERATIVE MEDICINE WITH THE DEVELOPMENT OF BIOENGINEERED HUMAN TISSUES AND ORGANS OFF-THE-SHELF REGENERATES AS THE PATIENTS’ OWN TISSUE UNIVERSALLY IMPLANTABLE WITH NO IMMUNO- SUPPRESSION CATEGORY-DEFINING INNOVATION DESIGNED TO TRANSFORM THE TREATMENT OF LIFE-THREATENING INJURIES AND DISEASE

4 HUMACYTE: THE PROMISE OF REGENERATIVE MEDICINE ▪ Broad platform of universally implantable bioengineered human tissues ▪ Markets estimated to exceed $150 billion: ▪ Dialysis, peripheral artery disease, trauma, diabetes, coronary bypass ▪ First company to receive FDA RMAT designation. DOD priority product. ▪ Planned 2022 BLA filing in vascular trauma, 2023 BLA filing in AV access for dialysis1 ▪ Commercial-scale manufacturing in place ▪ Publicly traded (Nasdaq: HUMA) with $735 million raised, including $175 million in equity investments from Fresenius Medical Care Biovascular Pancreas Bioengineered HAV Heart Bypass 1Subject to ongoing discussions with the FDA about trial design and number of subjects to be enrolled

5 Vascular tissue constructs (HAV) Complex tissue constructs Complex organ systems PLATFORM AND MANUFACTURING ENABLE BROAD PIPELINE OF REGENERATIVE MEDICINE PRODUCTS OUR PLATFORM ENABLES DEVELOPMENT OF A BROAD RANGE OF PRODUCTS Bioengineering Platform Enables creation of universally implantable tissues and organs Strategically designed with modular capabilities to manufacture products at scale Commercial-Scale Manufacturing

HUMACYTE®

OUR PIPELINE ADDRESSES EXTENSIVE MARKET OPPORTUNITIES

Vascular Tissue Constructs

PRE-CLINICAL
- Coronary Artery Bypass Graft (CABG)
- BT Shunt

CLINICAL PROGRAMS
- Vascular Trauma
- Dialysis AV Access
- Peripheral Arterial Disease (PAD)

Total Market: ~$90 billion[1]



Complex Tissue Constructs and Organ Systems

PRE-CLINICAL
- Pancreas
- Trachea
- Lung
- Esophagus
- Urinary Conduit

Total Market: ~$68 billion[2]

[1]Vascular Products: CABG market estimate from *Coronary Artery Bypass Graft (CABG) Market By Type*, Crystal Market Research, with remaining market estimates from Triangle Insights Group and Humacyte Internal Data.
[2]Tissue and Organ Products: Market estimate for diabetes (pancreas) is estimated global human insulin market revenue from 2015 to 2021, Statista, and Worldwide Industry for Insulin Delivery Systems to 2025, Research and Markets. Remaining estimates are Humacyte internal estimates.

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7 PIPELINE WITH MULTIPLE POTENTIAL COMMERCIAL LAUNCHES All milestone dates are only management estimates based on currently available data Preclinical Phase 1/2 Phase 3 Vascular Tissue Constructs (HAV) Trauma AV Access PAD Pediatric Heart Disease CABG Complex Tissue Constructs Urinary Conduit Tracheal Replacement Esophageal Replacement Complex Organ Systems BioVascular Pancreas Lung

8 Vascular Tissue Constructs: HUMAN ACELLULAR VESSEL (HAV)

9 POTENTIAL BENEFITS OF HAVS IN COMPLETED AND ONGOING CLINICAL TRIALS IN MORE THAN 460 PATIENTS ACROSS MULTIPLE INDICATIONS Off-the-shelf, immediately available with 18-month shelf life No evidence of immunogenicity Long-term durability Multiple diameters and lengths

10 HAV REPOPULATES WITH THE PATIENT’S OWN CELLS, POTENTIALLY ENABLING INFECTION RESISTANCE AND SELF-HEALING HAV is highly resistant to infection Host cells repopulate the HAV 250 µm αSMA DAPI Lumen HAV wall Adventitial layer Capillaries SMCs HAV may have the ability to self-heal after host cell repopulation

11 HAV Repair of Vascular Trauma Phase 2/3 Trial Underway

CIVILIAN AND WARTIME VASCULAR TRAUMA INJURIES THREATEN LIFE AND LIMB

Example of Complex Wartime Injury



Used ePTFE graft routed extra-anatomic to popliteal artery.

ePTFE graft subsequently became Infected and limb was amputated.

Limitations of Current Standard of Care

Saphenous Vein Grafts



- Harvesting vein adds an hour or more of operative time[1]
- Delayed revascularization significantly increases amputation risk
- Rate of **amputation** in lower-limb trauma ranges from **5-15%**

ePTFE Grafts



- **50% infection rate**[3]
- **Mortality rate** when ePTFE is infected:**8-30%**[4]
- Median length of stay 11 days if re-admitted for graft infection
- **Amputation** rate is **8-15%**

1) Alarhayem, A.Q., al, Journal of Vascular Surgery 2019; 69: 1519-1523.
2) Kauvar, D.S., et al, Journal of Vascular Surgery 2011; 53: 1598-603.
3) Siracuse, J.J. et al, Journal of Vascular Surgery 2013: 57: 700-705.
4) Andercou, O., et al, Medicine 2018; 97:27(e11350).

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13 THE HAV IN VASCULAR TRAUMA - DESIGNED TO SAVE LIVES AND LIMBS HAV Trauma Case Study Iliac Artery Bypass withHAV (Pelvis and Leg) HAV Expected Improved Patient Outcomes in Trauma ▪ Off the shelf: Immediately available to the surgeon. Eliminates the time required to harvest a vein ▪ Outstanding primary patency ▪ Substantial reduction in rate of Infection compared to ePTFE ▪ Excellent limb salvage (reduced rate of amputation) HAV Expected Economic Benefits ▪ The HAV’s expected reduction in rate of infection, amputation and other complications drive reductions in costs: ▪ Average cost associated with complications in vascular trauma: ▪ Infection - $42,000 ▪ Amputation - $90,000 ▪ Harvest site infection - $20,000 DOD Priority Designation

ONGOING V005 PHASE 2/3 TRIAL IN TRAUMA SHOWS ROBUST RESULTS TO DATE

HUMACYTE

- Single-arm, open label study in ± 75 patients; unblinded trial with **historical database comparators**
- 90-day endpoints of infection, amputation and survival

- Sites are Level-I Trauma centers in the US and Europe, including sites with high clinical volume, led by key opinion leaders (e.g. Denver, Baltimore Shock-Trauma).

- DOD Priority Designation
- Accelerated Approval Pathway
- 47 patients enrolled as of December 31, 2021

HAV performance to date in trial compares favorably to both saphenous vein and ePTFE historical reported literature

Low rates of amputation

Low rates of HAV infection despite multiple implants into contaminated wound beds

Zero instances of HAV rejection

Expected Milestones[1]

2022
Completion of enrollment, top-line results

Late-2022
File BLA for Vascular Trauma

2023
BLA approval for Vascular Trauma

[1]Subject to ongoing discussions with the FDA about trial design and number of subjects to be enrolled

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15 HAV in AV Access for Dialysis Phase 3 Trial Underway

16 TRADITIONAL METHODS OF AV ACCESS FOR HEMODIALYSIS 1) http://www.aakp.org/library/attachments/understandingyourhemodialysisaccessoptionseng.pdf Current Estimates of Access in the US Primary/AV Fistula (Autogenous) Secondary/Graft ~20% Grafts ~60% AV fistulas Venous/Temporary Catheter ~20% Catheters Market targeted by ongoing V007 Phase 3 Trial

17 HAV IS DESIGNED TO ADDRESS FISTULA FAILURES, INFECTIONS 1 Lawson, J.H, et al, The Lancet 2016; 387: 2026-2034. 2 Halbert, R.J., et al, Kidney360 2020; doi: 10.34067/KID.003502020. Use of AV Fistula has Substantial Limitations ▪ ~40% of fistulas fail to mature ▪ Even the fistulas that do mature take 3-6 months to become usable for dialysis ▪ While fistulas are unusable patients are required to use catheters: ▪ Catheter infection rates are up to 200% per patient-year ▪ HAV usable within 1 month vs 3-6 months for fistulas ▪ Decreased catheter contact time in patients awaiting fistula maturation HAV is Designed to Address Substantial Unmet Need in AV Access Expected Improved Patient Outcome: ▪ HAV usable for dialysis after only four weeks ▪ HAV reduces catheter contact time thereby reducing risk of catheter infection ▪ >90% of HAVs functional for dialysis at 6 months ▪ HAV infection rate is <1% per patient year Expected Economic Benefits: ▪ Expected reduction in catheter contact time, infection, and failure rate have potential to reduce cost including the following: ▪ Infection - $45,000 ▪ Additional access procedures - $9,000 Our partner and shareholder FMC is the global market leader in the care of dialysis patients

18 ONGOING PHASE 3 TRIAL IN DIALYSIS ACCESS VERSUS AV FISTULA (V007) Enrollment: Target 240 total subjects 207 subjects enrolled as of December 31, 2021 NCT03183245: Compare the Efficacy and Safety of Humacyte’s Human Acellular Vessel with that of an Autologous Arteriovenous Fistula in Subjects with End-Stage Renal Disease (currently enrolling) 30 centers in the US. HAV implanted in patients in need of dialysis access and who were suitable for single-stage arteriovenous fistula. Comparators: Single-stage arteriovenous fistula in the upper extremity Objectives: ▪ Primary Efficacy: Useability for dialysis at 6 months; Secondary patency at 12 months; ▪ Primary Safety: Compare rates of interventions, infections, host remodeling, and dialysis efficiency Duration: Each subject is followed for 24 months after implantation, 2023 File BLA for AV Access Expected Milestones 2022 Completion of enrollment 2023 Top-line readout for V007 AV Access trial 12-month follow-up from last subject enrolled

19 SUPPORTIVE DATA FROM COMPLETED PHASE 2 AND PHASE 3 STUDIES OF HAV 1) Woodside, Kenneth J., et. Al, American Journal of Kidney Diseases, Volume 71, Issue 6, 2018, Pages 793-801 2) Allon, M., et al. American J Kidney Disease 2018; 71: 677-689 3) Arhuidese, et al, 2018; JVS 4) Lok, et al; 2013 CJASN HAV Phase 2 DATA HAV Phase 3 DATA Fistula, published data, not head-to-head Completed studies of HAV as a conduit for hemodialysis compare well to published results for AV Fistula. The V006 trial of HAV was conducted versus ePTFE. It did not meet its primary endpoint, which was secondary patency compared to ePTFE at 18 months. The secondary patency of the HAV was greater than that of ePTFE at 6 and 12 months, but lower at 18 and 24 months. Fistula 4 Fistula 3 Fistula 3 Fistula 2 Fistula 2 Fistula 1

20 HAV for Peripheral Arterial Disease Phase 2 Program

21 PERIPHERAL ARTERIAL DISEASE (PAD) Treatment requires restoration of blood flow ▪ Non-surgical, catheter-based intervention ▪ Surgical bypass Critical Limb Threatening Ischemia ▪ Tissue does not receive enough blood flow to survive ▪ If untreated, leads to tissue loss, gangrene, and ultimately amputation Can progress to multiple leg arteries, further reducing circulation

22 PERIPHERAL ARTERIAL DISEASE: RESTORING MOBILITY WITH HAV Knee joint Staples at incision HAV Angiogram at 1 year ▪ Case Study of using the HAV for Compassionate Use in 70-year-old patient with severe vascular disease. ▪ No vein was available to perform a bypass, as the vein was previously used for a CABG ▪ A right distal superficial femoral artery-to-peroneal artery bypass was performed using an HAV ▪ The patient’s postoperative course was unremarkable ▪ At 1-year follow-up the angiography showed a patent graft without significant stenosis at the distal anastomosis Two years after HAV implantation, the patient continues to do well and is walking. Case Study: Using the HAV in patient with severe vascular disease. HAV results in critical limb ischemia to be presented at VESS meeting January 28, 2022

23 HAV for Cardiac Bypass Preclinical Program

24 POTENTIALLY TRANSFORMING CABG CARE: GREATER DURABILITY, LESS MORBIDITY SAPHENOUS VEIN GRAFT (SVG) ◼ Harvesting SVG from the patient is painful and complicated: ▪ 41% have persistent numbness ▪ 32% develop infection ▪ 23% have persistent swelling; worse in obese and diabetic patients; 2x worse in women ◼ SVGs do not last long enough: ~33% of patients will require one or more re-grafting procedures during their lifetimes HUMACYTE’S HAV ◼ Does not require tissue harvest from the patient ◼ Immediately available and avoids morbidity of vein harvest ◼ Particularly important to avoid vein harvest in diabetics, women, and the overweight ◼ Durable and highly uniform in diameter and quality SURGEONS KNOW WHAT THEY ARE GETTING EACH TIME Humacyte HAV HAV preclinical results in CABG to be presented at Advanced Therapies Week January 28, 2022

25 Humacyte Innovation in Complex Organ Systems: BioVascular Pancreas for Type-1 Diabetes Preclinical Program

26 BIOVASCULAR PANCREAS MAY DELIVER CURATIVE ISLETS TO DIABETICS Islets in hydrogel surrounding HAV ▪ Islets die after implantation under the skin, or after injection into the abdomen, due to lack of oxygen and nutrients. ▪ Without a blood supply, pancreatic islets cannot survive transplantation. ▪ Humacyte’s HAV is being developed as a means to provide oxygen and nutrients to islets that are coated on the outside of the vessel: a “BioVascular Pancreas”, or BVP ▪ Once implanted in the vasculature, blood flow supplies oxygen and nutrients to islets, via diffusion through the HAV wall. ▪ Islets survive and secrete insulin. One 42-cm HAV can accommodate all of the islets in an entire human pancreas. Islets + HAV = BioVascular Pancreas (BVP) Blood flow supports islets BVP Implanted in the arm Artery Vein HAV with islets BioVascular Pancreas

27 0 50 100 0 200 400 600 Blood Glucose Levels Day B l o o d G l u c o s e ( m g / d L ) BVP (n=5) No Flow (n=3) **** Normal Blood Glucose Volume 12: 1-18 BIOVASCULAR PANCREAS NORMALIZED GLUCOSE IN DIABETIC ANIMALS Moving into large-animal preclinical studies ▪ Diabetic rodents implanted with BVPs containing rat islets, then followed for blood glucose levels ▪ All treated animals normalized glucose over time. All sham-treated animals (“No Flow”) remained diabetic ▪ Collectively, these data support the potential of a BioVascular pancreas to provide an effective method for transplanting pancreatic islets that produce insulin for the treatment of type 1 diabetes. Detect Blood Glucose Diabetic Nude Rat BVP, rat islets Transplant BVP Into Vasculature

28 Anticipated Path to Market

29 ▪ Department of Defense supply depots ▪ Vascular Trauma is highly specialized market with 190 Level I Trauma centers ▪ Launch field sales force of up to 20 representatives ▪ Dual targeting of surgeons intended to create pull-through demand and hospital administrators to gain product placement in hospitals ▪ Large market potential of CABG and pancreas products expected to provide additional collaboration opportunities ▪ We will explore strategic partnerships for future products ◼ Global collaboration for Dialysis AV Access and PAD ◼ 2,500 dialysis centers in the US: largest provider of dialysis services in the U.S. ◼ Leader in the management of outpatient surgical centers ◼ Over 60 outpatient centers for vascular procedures COMMERCIALIZATION STRATEGY Collaboration with Strategic Partnerships Direct Sales for Vascular Trauma

COMMERCIAL MANUFACTURING SCALE – LUNA200 SYSTEM

Modular Manufacturing System

Bioreactor bag



Each bioreactor bag contains a single polymer mesh scaffold, seeded with donated human cells

Growth drawer



10 bioreactor bags per growth drawer; tubing connects to shared nutritive media

LUNA200 system



With 20 growth drawers, each LUNA200 can produce 200 HAVs per batch (or ~1,000 HAVs annually) [1]

Commercial 83,000 sq ft Bioprocessing Facility



- Currently operating 8 LUNA200 systems
- Annual Capacity expected to exceed 40,000 HAVs
- Functionally closed system with state-of-the-art process automation

$1 billion in annual revenue potential from existing facilities with room for modular expansion

Source: Humacyte

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31 HUMACYTE’S TEAM Laura E. Niklason, MD, PhD Founder, President, Chief Executive Officer Dale Sander Chief Financial Officer, Chief Corporate Development Officer Heather Prichard, PhD Chief Operating Officer Juliana Blum, PhD Co-Founder, Executive Vice President, Corporate Development BJ Scheessele Chief Commercial Officer William Tente, MS Chief Regulatory Officer Sabrina Osborne Executive Vice President, Business Strategy & People Scott Weit, PhD Vice President of Quality LEADERSHIP TEAM BOARD OF DIRECTORS Kathleen Sebelius - Chair of the Board Gordon M. Binder Emery N. Brown, MD, PhD Michael T. Constantino Brady W. Dougan Laura E. Niklason, MD, PhD Todd M. Pope Rajiv Shukla Max Wallace, JD Susan Windham-Bannister, PhD * HLT Member

32 UPCOMING MILESTONES FOR HUMACYTE All milestone dates are only management estimates HAV preclinical results in CABG to be presented at Advanced Therapies Week meeting (January 2022) HAV results in critical limb ischemia to be presented at VESS meeting (January 2022) Completion of enrollment of V007 Phase 3 trial in AV Access vs. fistula Completion of enrollment in V005 Vascular Trauma trial. Top-line trial results1 File BLA for Vascular Trauma1 Publications and presentations (multiple clinical and preclinical publications & presentations, including preclinical biovascular pancreas results) Top-line readout for V007 AV Access trial (12-month follow-up from last subject enrolled) BLA approval for Vascular Trauma U.S. commercial launch in Vascular Trauma File BLA for AV Access 2022 2023 1Subject to ongoing discussions with the FDA about trial design and number of subjects to be enrolled

33 THE PROMISE OF REGENERATIVE MEDICINE ▪ Broad platform of universally implantable bioengineered human tissues ▪ Markets estimated to exceed $150 billion: ▪ Dialysis, peripheral artery disease, trauma, diabetes, coronary bypass ▪ First company to receive FDA RMAT designation. DOD priority product. ▪ Planned 2022 BLA filing in vascular trauma, 2023 BLA filing in AV access for dialysis1 ▪ Commercial-scale manufacturing in place ▪ Strong cash position ($240 million at September 30, 2021) to fund operations past major milestones Extensive Markets Bioengineering Platform 1Subject to ongoing discussions with the FDA about trial design and number of subjects to be enrolled

34 Humacyte, Inc. Universally Implantable Regenerative Human Tissue

35 APPENDIX

36 HUMAN ACELLULAR VESSELS (HAVs) Human donor aorta Working cell stock Flexible, single-use bioreactor bag Polymer mesh Seeded polymer mesh in bioreactor bag Vascular cells isolated from human aorta & cryopreserved Cells transferred onto polymer mesh in bioreactor bag Cell seeding 1 Bioengineered vessel in bioreactor bag Seeded polymer mesh in bioreactor bag Flexible, single- use bioreactor bag Tissue formation 2 Bioengineered vessel Cells proliferate & build extracellular matrix Polymer mesh degrades, leaving vascular cells and extracellular matrix Cell removal and packaging 3 HAV in bioreactor bag packaged for shipment Our HAV Bioengineered vessel in bioreactor bag HAV in bioreactor bag Decellularization solutions clean and remove vascular cells from vessel Source: Humacyte

37 HUMACYTE IS BASED ON BREAKTHROUGH SCIENCE SCIENCE VALIDATED BY EXTENSIVE TOP-TIER PEER REVIEWED PUBLICATIONS